Exhibit 22.2

CLASS A SUBORDINATE VOTING SHARES PROXY THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE MANAGEMENT OF THE CORPORATION

        The undersigned shareholder of MI Developments Inc. (the "Corporation") hereby appoints Frank Stronach, or failing him Brian Tobin, or failing him Edward Hannah, or instead of any of them as the proxyholder of the undersigned, with full power of substitution, in respect of all the Class A Subordinate Voting Shares of the Corporation held by the undersigned, to attend at, and to act and vote on behalf of the undersigned in respect of all matters that may come before, the Annual Meeting of the Shareholders of the Corporation on May 11, 2004 and any and all adjournments or postponements thereof, and, without limiting the general authority conferred by this proxy, the undersigned hereby specifically directs such proxyholder as follows:

(a)
To vote FOR ☐ or AGAINST ☐ from passing, with or without variation, the Ordinary Resolution approving and ratifying the Incentive Stock Option Plan;

(b)
To vote FOR ☐ or WITHHOLD FROM VOTING ☐ in respect of the election of Barry Byrd, William G. Davis, Philip Fricke, Manfred Jakszus, Frank Stronach and Brian Tobin as directors (to withhold your vote from any individual nominee strike a line through the nominee's name),

(c)
To vote FOR ☐ or WITHHOLD FROM VOTING ☐ in respect of the re-appointment of the Auditor based on the recommendation of the Audit Committee of the Board of Directors and authorizing the Audit Committee to fix the Auditor's remuneration.

        This proxy confers discretionary authority to vote on amendments or variations to the matters identified in the Notice of Annual Meeting of Shareholders and on all other business or matters as may properly come before the meeting or any adjournments or postponements thereof.

        The proxyholder will vote FOR the the Ordinary Resolution approving and ratifying the Incentive Stock Option Plan, the election of the management nominees for the office of director and FOR the re-appointment of Ernst & Young LLP as the Auditor of the Corporation and authorizing the Audit Committee to fix the Auditor's remuneration, where a choice for each such matter is not specified in this proxy.

        The undersigned confirms the express wish that this document and the documents relating hereto including the Management Information Circular/Proxy Statement be in English only. Le soussigné confirme sa volonté expresse que ce document et les documents se rattachant à la présente, y compris la circulaire d'information et de la direction solent rédigés en anglais seulement.

The undersigned hereby revokes any proxy previously given.

Date

 2004

Signature

NOTES:

1.
This proxy must be signed by the shareholder or his attorney duly authorized in writing.

2.
If the shareholder is a corporation, this proxy must be executed by an officer or attorney thereof duly authorized in writing.

3.
Please date this proxy. If not dated, it shall be deemed to be dated the day on which it is mailed.

4.
A shareholder has the right to appoint a person to attend and to act for him on his behalf at the meeting other than the management nominees named above. Such right may be exercised by striking out the names of Mr. Frank Stronach, Mr. Brian Tobin and Mr. Edward Hannah and inserting in the space provided the name of the person to be appointed, who need not be a shareholder of the Corporation, or by completing another proper form of proxy.

If your address as shown is incorrect please give your correct address when returning this proxy.

CLASS B SHARES PROXY THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE MANAGEMENT OF THE CORPORATION

        The undersigned shareholder of MI Developments Inc. (the "Corporation") hereby appoints Frank Stronach, or failing him Brian Tobin, or failing him Edward Hannah, or instead of any of them as the proxyholder of the undersigned, with full power of substitution, in respect of all the Class B Shares of the Corporation held by the undersigned, to attend at, and to act and vote on behalf of the undersigned in respect of all matters that may come before, the Annual Meeting of the Shareholders of the Corporation on May 11, 2004 and any and all adjournments or postponements thereof, and, without limiting the general authority conferred by this proxy, the undersigned hereby specifically directs such proxyholder as follows:

(a)
To vote FOR ☐ or AGAINST ☐ from passing, with or without variation, the Ordinary Resolution approving and ratifying the Incentive Stock Option Plan;

(b)
To vote FOR ☐ or WITHHOLD FROM VOTING ☐ in respect of the election of Barry Byrd, William G. Davis, Philip Fricke, Manfred Jakszus, Frank Stronach and Brian Tobin as directors (to withhold your vote from any individual nominee strike a line through the nominee's name),

(c)
To vote FOR ☐ or WITHHOLD FROM VOTING ☐ in respect of the re-appointment of the Auditor based on the recommendation of the Audit Committee of the Board of Directors and authorizing the Audit Committee to fix the Auditor's remuneration.

        This proxy confers discretionary authority to vote on amendments or variations to the matters identified in the Notice of Annual Meeting of Shareholders and on all other business or matters as may properly come before the meeting or any adjournments or postponements thereof.

        The proxyholder will vote FOR the the Ordinary Resolution approving and ratifying the Incentive Stock Option Plan, the election of the management nominees for the office of director and FOR the re-appointment of Ernst & Young LLP as the Auditor of the Corporation and authorizing the Audit Committee to fix the Auditor's remuneration, where a choice for each such matter is not specified in this proxy.

        The undersigned confirms the express wish that this document and the documents relating hereto including the Management Information Circular/Proxy Statement be in English only. Le soussigné confirme sa volonté expresse que ce document et les documents se rattachant à la présente, y compris la circulaire d'information et de la direction solent rédigés en anglais seulement.

The undersigned hereby revokes any proxy previously given.

Date

 2004

Signature

NOTES:

1.
This proxy must be signed by the shareholder or his attorney duly authorized in writing.

2.
If the shareholder is a corporation, this proxy must be executed by an officer or attorney thereof duly authorized in writing.

3.
Please date this proxy. If not dated, it shall be deemed to be dated the day on which it is mailed.

4.
A shareholder has the right to appoint a person to attend and to act for him on his behalf at the meeting other than the management nominees named above. Such right may be exercised by striking out the names of Mr. Frank Stronach, Mr. Brian Tobin and Mr. Edward Hannah and inserting in the space provided the name of the person to be appointed, who need not be a shareholder of the Corporation, or by completing another proper form of proxy.

If your address as shown is incorrect please give your correct address when returning this proxy.